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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 17, 2007

                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

              MICHIGAN                   0-22684              38-1465835
    (State or other jurisdiction       (Commission           (IRS Employer
         of Incorporation)             File Number)       Identification No.)

                  2801 EAST BELTLINE, NE
                  GRAND RAPIDS, MICHIGAN                 49525
         (Address of principal executive offices)      (Zip Code)

                                 (616) 364-6161
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM  2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On April 16, 2007, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of the Registrant's press release is attached as Exhibit 99(a) to this Current Report.

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

            (c) Exhibits

            99(a) Press Release dated April 16, 2007.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             UNIVERSAL FOREST PRODUCTS, INC.
                                                       (Registrant)

Dated:  April 17, 2007             By: /s/ Michael R. Cole
                                       ----------------------------------------
                                       Michael R. Cole, Chief Financial Officer
                                       and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number            Document
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     99(a)                Press Release dated April 16, 2007.

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